EXHIBIT 32.1

                           CERTIFICATION PURSUANT TO
                18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David Ward, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1)the Quarterly Report on Form 10-Q of Blue Moon Investments, Inc. for the period ended December 31, 2009 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Blue Moon Investments, Inc.


Dated: April 8, 2010


David Ward
President, Chief Executive Officer, Chief Financial Officer and Director (Principal Executive Officer, Principal Financial Officer and
Principal Accounting Officer)
Blue Moon Investments